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                       SECURITIES AND EXCHANGE COMMISSION\
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 15, 2000
                                 ---------------



                           ACCLAIM ENTERTAINMENT, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                0-16986                           38-2698904
                --------------------------------------------
     (Commission File Number)        (IRS Employer Identification Number)

                One Acclaim Plaza, Glen Cove, New York 11542-2708
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




        Registrant's telephone number, including area code (516) 656-5000
                                                           --------------


                                Page 1 of 5 pages

                         Exhibit Index located on page 3


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ITEM 5. OTHER EVENTS

On August 15, 2000, Acclaim Entertainment, Inc. (the "Company") announced the appointment of Gerard F. Agoglia as the Company's chief financial officer. The press release issued on August 15, 2000 by the Company is attached hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits:

99.1 Acclaim Entertainment, Inc. Press Release, dated August 15, 2000.






                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACCLAIM ENTERTAINMENT, INC.





                                       By: /s/ Gregory E. Fischbach
                                          -------------------------------------
                                       Name:  Gregory E. Fischbach
                                       Title: Chief Executive Officer

Date: August 21, 2000


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                                  EXHIBIT INDEX

DOCUMENT                                                             PAGE NO.

99.1     Acclaim Entertainment, Inc. Press Release,
         dated August 15, 2000.                                         4